EXHIBIT 99.2

FANNIE MAE
MONTHLY SUMMARY

December 2004

HIGHLIGHTS FOR DECEMBER INCLUDE:

•	Total business volume was $50.7 billion in December, compared with $52.7 billion the previous month.

•	Outstanding MBS grew at an 8.5 percent annualized rate in December. The growth rate for the year was 7.9 percent.

•	The mortgage portfolio declined at a 10.1 percent annualized rate in December. It grew at an annualized rate of 0.7 percent for the year.

•	Retained commitments were $9.3 billion in December compared with $11.9 billion the previous month.

•	December mortgage portfolio purchases were $13.0 billion, compared with $19.1 billion in November.

•	The conventional single-family delinquency rate rose two basis points to 0.64 percent in November. The multifamily delinquency rate fell two basis points to 0.10 percent.

•	The duration gap on Fannie Mae’s mortgage portfolio averaged a minus one month in December, for the second consecutive month.

MORTGAGE MARKET HIGHLIGHTS

•	Total single-family mortgage originations were $2.8 trillion in 2004 down from a record $3.8 trillion in 2003.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/
Full year 2003	$898,445	13.1%	$1,300,166	26.3%	$2,198,611	20.6%
January 2004	$886,730	(14.6%)	$1,318,711	18.5%	$2,205,441	3.8%
February 2004	882,124	(6.1%)	1,335,714	16.6%	2,217,838	7.0%
March 2004	880,911	(1.6%)	1,345,892	9.5%	2,226,803	5.0%
April 2004	880,481	(0.6%)	1,353,399	6.9%	2,233,880	3.9%
May 2004	878,386	(2.8%)	1,354,160	0.7%	2,232,546	(0.7%)
June 2004	891,210	19.0%	1,360,045	5.3%	2,251,255	10.5%
July 2004	892,724	2.1%	1,363,317	2.9%	2,256,041	2.6%
August 2004	895,428	3.7%	1,368,918	5.0%	2,264,345	4.5%
September 2004	904,543	12.9%	1,377,680	8.0%	2,282,223	9.9%
October 2004	913,246	12.2%	1,386,272	7.7%	2,299,518	9.5%
November 2004	912,608	(0.8%)	1,393,205	6.2%	2,305,813	3.3%
December 2004	904,555	(10.1%)	1,402,761	8.5%	2,307,316	0.8%
Full year 2004	$904,555	0.7%	$1,402,761	7.9%	$2,307,316	4.9%

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
			Total
			Lender-	Fannie Mae	MBS Issues
	Single-family	Multifamily	originated	MBS	Acquired	Portfolio	Business
	Issues	Issues	Issues 5/	Purchases 6/	by Others	Purchases	Volume
Full year 2003	$1,175,599	$23,018	$1,198,617	$348,413	$850,204	$572,852	$1,423,056
January 2004	$44,289	$505	$44,794	$268	$44,527	$8,573	$53,100
February 2004	38,605	200	38,804	181	38,624	12,170	50,794
March 2004	44,345	1,019	45,365	6,507	38,858	20,260	59,118
April 2004	56,117	424	56,541	10,198	46,344	27,448	73,792
May 2004	57,629	931	58,559	10,670	47,889	26,686	74,575
June 2004	52,981	711	53,692	13,330	40,362	37,164	77,526
July 2004	38,719	916	39,636	5,676	33,960	21,618	55,578
August 2004	34,685	276	34,961	4,676	30,285	21,787	52,072
September 2004	40,647	224	40,870	5,074	35,796	27,661	63,457
October 2004	37,594	694	38,289	3,665	34,623	27,142	61,766
November 2004	35,739	520	36,259	2,717	33,542	19,121	52,662
December 2004	38,941	434	39,375	1,642	37,732	13,016	50,748
Full year 2004	$520,292	$6,854	$527,146	$64,604	$462,542	$262,647	$725,189

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

		Purchases				Mortgage
	Retained	Single-		Total		Portfolio
	Commitments	family	Multifamily	Purchases	Net Yield 7/	Sales
Full year 2003	$489,073	$559,669	$13,183	$572,852	5.00%	$13,727
January 2004	$11,696	$7,996	$577	$8,573	4.77%	$2,025
February 2004	12,576	11,834	337	12,170	3.68%	1,326
March 2004	29,411	19,406	854	20,260	4.53%	1,023
April 2004	28,860	25,997	1,451	27,448	4.37%	1,583
May 2004	28,389	25,461	1,226	26,686	4.55%	885
June 2004	29,668	34,775	2,389	37,164	4.44%	1,695
July 2004	19,504	20,667	950	21,618	4.44%	681
August 2004	24,683	20,747	1,040	21,787	4.14%	1,932
September 2004	30,783	24,193	3,468	27,661	3.61%	1,195
October 2004	19,356	23,109	4,034	27,142	3.59%	941
November 2004	11,887	16,634	2,486	19,121	4.16%	1,511
December 2004	9,330	10,980	2,036	13,016	4.71%	1,653
Full year 2004	$256,144	$241,800	$20,848	$262,647	4.22%	$16,449

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowance for losses. Includes $493 billion of Fannie Mae MBS as of December 31, 2004.
3/	MBS held by investors other than Fannie Mae’s portfolio.
4/	Growth rates are compounded.
5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $1,346 million in December 2004.
6/	Included in total portfolio purchases.
7/	Yields shown on a taxable-equivalent basis.

Numbers may not foot due to rounding.

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LIQUIDATIONS ($ in Millions) 1/					DELINQUENCY RATES
	Mortgage Portfolio		Outstanding MBS
	Liquidations		Liquidations		Single-family Conventional 2/
					Non-Credit	Credit		Multifamily
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
January 2004	$18,274	24.57%	$27,717	25.40%	0.31%	1.70%	0.61%	0.24%
February 2004	15,419	20.92%	22,948	20.75%	0.31%	1.70%	0.61%	0.24%
March 2004	20,444	27.83%	29,702	26.58%	0.30%	1.62%	0.58%	0.17%
April 2004	26,086	35.54%	40,419	35.94%	0.29%	1.58%	0.56%	0.16%
May 2004	27,917	38.09%	48,013	42.56%	0.29%	1.61%	0.57%	0.14%
June 2004	22,783	30.90%	36,063	31.89%	0.29%	1.62%	0.57%	0.14%
July 2004	19,467	26.19%	31,363	27.64%	0.29%	1.65%	0.57%	0.13%
August 2004	17,179	23.06%	26,442	23.23%	0.30%	1.67%	0.58%	0.13%
September 2004	17,361	23.15%	27,168	23.74%	0.30%	1.72%	0.59%	0.12%
October 2004	17,529	23.14%	26,970	23.42%	0.32%	1.77%	0.62%	0.12%
November 2004	18,295	24.05%	28,104	24.27%	0.33%	1.84%	0.64%	0.10%
December 2004	19,449	25.69%	29,779	25.56%
Full year 2004	$240,201	26.87%	$374,688	27.58%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
January 2004	$888,908	$68,830	$957,738
February 2004	883,892	63,749	947,641
March 2004	876,205	66,996	943,201
April 2004	870,446	75,787	946,232
May 2004	866,855	82,711	949,567
June 2004	873,386	71,698	945,084
July 2004	883,135	63,078	946,213
August 2004	887,471	64,853	952,324
September 2004	895,590	69,256	964,846
October 2004	903,065	61,445	964,510
November 2004	907,233	62,836	970,069
December 2004	904,200	58,877	963,077
YTD 2004	$886,699	$67,510	$954,208

INTEREST RATE RISK DISCLOSURE*

Effective
Duration Gap 7/
(in months)
January 2004	-1
February 2004	-1
March 2004	0
April 2004	3
May 2004	3
June 2004	2
July 2004	0
August 2004	-2
September 2004	-2
October 2004	0
November 2004	-1
December 2004	-1

* Note:	Fannie Mae’s monthly summary excludes net interest income at risk information. On December 15, 2004, the Office of the Chief Accountant of the Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”) regarding a review of certain accounting issues relating to Fannie Mae, including a determination by the SEC that Fannie Mae should restate its financial statements to eliminate the use of hedge accounting. The restatement will affect Fannie Mae’s net interest income at risk information. On December 16, 2004, Fannie Mae filed a Current Report on Form 8-K with the SEC that includes a copy of the Statement.

1/	Represents unpaid principal balance.
2/	Includes conventional loans three or more months delinquent or in foreclosure process as a percent of the number of loans.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans and securities 60 days or more past due and is calculated based on mortgage credit book of business.
7/	The duration gap is a weighted average for the month.
Numbers may not foot due to rounding.

The information presented in this report is unaudited and includes, in the opinion of management, all adjustments (consisting of normally recurring accruals) necessary for a fair presentation. Fannie Mae has announced that its previously issued financial statements and information should no longer be relied upon in light of the SEC’s determination that the financial statements were prepared applying accounting practices that did not comply with generally accepted accounting principles, or GAAP. Fannie Mae has also announced that it will restate its previously issued financial statements and that its audit committee has approved the engagement of new auditors to serve as Fannie Mae’s independent auditors for 2001 through 2004. It is possible that the re-audit and restatement of Fannie Mae’s financial statements may result in changes to some of the information in this report.

For more information about the restatement and the reaudit, please see the Form 8-Ks Fannie Mae filed with the SEC on December 22, 2004 and January 4, 2005. For more information regarding Fannie Mae, please visit www.fanniemae.com or contact us at (202) 752-7115.

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